UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2011
Date of Report (Date of earliest event reported)

US Natural Gas Corp
(Exact name of registrant as specified in its charter)

Florida	333-154799	26-2317506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 6th Street South, Suite 600 St. Petersburg, FL 33701
(Address of principal executive offices)

(727) 824-2800
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On January 12, 2011, the registrant US Natural Gas Corp (the “Company”) issued a press release announcing that its Board of Directors adopted a stock repurchase program permitting the Company to repurchase up to $250,000 in shares of its outstanding common stock, par value $.001 per share (the “Common Stock”), over the next 12 months. The shares of common stock may be repurchased from time to time in open market transactions or privately negotiated transactions at the Company’s discretion.

The text of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.                   Description
99.1                                Press Release of US Natural Gas Corp dated January 12, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US NATURAL GAS CORP
Date: January 12, 2011	By:	/s/ Wayne Anderson
Wayne Anderson
President